UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 27, 2023

THE BEAUTY HEALTH COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-39565	85-1908962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2165 Spring Street
Long Beach, CA
(Address of principal executive offices)

90806
(Zip Code)
(800) 603-4996
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	SKIN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 27, 2023, Edge Systems Intermediate, LLC (the “Buyer”), an indirect, wholly-owned subsidiary of The Beauty Health Company (the “Company”), entered into that certain Stock Purchase Agreement (the “Purchase Agreement”), with Dr. Lawrence Groop (“Seller”) and Kristin Groop (“Mrs. Groop”), and Esthetic Education, LLC, a company wholly-owned by Mrs. Groop (“EE LLC” and collectively with Seller and Mrs. Groop, the “Seller Parties” and each, a “Seller Party”). Pursuant to the Purchase Agreement, Seller will sell to Buyer, and Buyer will purchase from Seller, all of the outstanding shares of Esthetic Medical Inc. (“EMI”), a company wholly-owned by Dr. Groop (the “EMI Shares”), upon the terms and subject to the conditions of the Purchase Agreement (such purchase and sale, together with the other transactions contemplated by the Purchase Agreement, the “Transactions”).

In exchange for the EMI Shares, Buyer will pay or cause to be paid to Seller total consideration of $16,300,000, comprised of: (i) a cash component equal to $14,990,000, which includes $11,790,000 to be paid to Seller on the date of the closing of the Transactions (the “Closing” and such date, the “Closing Date”) and up to an additional $3,200,000 to be paid to Seller after the Closing Date based upon the achievement of certain conditions described in the Purchase Agreement (the “Contingent Payments”); and (ii) a stock component equal to $1,310,000 in the form of shares of Class A common stock of the Company, par value $0.0001 per share (the “Company Common Stock”), to be issued to the Seller on the Closing Date, based on the volume-weighted average of the closing sales price of the Company Common Stock as of the date two business days prior to the Closing Date (the “Company Shares”). The Contingent Payments consist of (i) up to $1,900,000 in non-refundable, non-creditable royalty payments from the sale of Cartridges (as defined in the Purchase Agreement) by EMI after the Closing and (ii) $1,300,000 if EMI receives clearance from the U.S. Food and Drug Administration to obtain “facial indication” for its SkinStylus SteriLock® MicroSystem on or prior to the date that is 120 days immediately following the Closing.

As a condition to the Closing, EE LLC, has agreed to transfer the ownership of certain intellectual property and inventory assets of EE LLC, including certain microneedling and associated products sold under the SkinStylus™ and SteriLock® tradenames, to EMI.

Pursuant to the terms of the Purchase Agreement, the Seller and Mrs. Groop have agreed to enter into consulting agreements with the Buyer to provide certain consulting and transition-related services to the Buyer in exchange for the compensation described in such agreements.

The Purchase Agreement contains representations, warranties and covenants of the parties customary for a transaction of this nature. In addition, Buyer, on the one hand, and Seller Parties, on the other hand, agreed to indemnify the other party or parties and their respective affiliates, shareholders, members, officers, directors, employees and other representatives for certain losses, including, among other things, breaches of representations, warranties and covenants, subject to certain negotiated limitations, deductibles, thresholds and survival periods set forth in the Purchase Agreement.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

This summary of the principal terms of the Purchase Agreement and the copy of the Purchase Agreement filed as Exhibit 2.1 have been included to provide investors with information regarding its terms, and is not intended to provide any other factual information about Buyer, Seller Parties, EMI, or any of their respective subsidiaries or affiliates (collectively, the “Parties”). In particular, the assertions embodied in the representations and warranties contained in the Purchase Agreement are qualified by information in confidential disclosure schedules provided by the Parties in connection with the signing of the Purchase Agreement. These confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Purchase Agreement. Moreover, the representations, warranties and covenants in the Purchase Agreement were made as of specific dates, were made solely for the Purchase Agreement and for the purposes of allocating risk between the Parties, rather than establishing matters as facts, are solely for the benefit of such Parties, may be subject to qualifications or limitations agreed upon by such Parties and may be subject to standards of materiality applicable to such Parties that differ from those generally applicable to investors and reports and documents filed with the U.S. Securities and Exchange Commission. Accordingly, investors are not third-party beneficiaries under the Purchase Agreement and the representations, warranties and covenants in the Purchase Agreement, and any descriptions thereof, should not be relied on as characterizations of the actual state of facts or circumstances of Parties. Moreover, information concerning the subject matter of such representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure provided in Item 1.01 of this Current Report on Form 8-K with respect to the Company Shares is hereby incorporated by reference into this Item 3.02. The Company intends to issue the Company Shares to Seller in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering.

Item 7.01. Regulation FD Disclosure.

On February 28, 2023, the Company issued a press release announcing its entry into the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1†	Stock Purchase Agreement by and among Dr. Lawrence Groop, Kristin Groop, Esthetic Education, LLC, and Edge Systems Intermediate, LLC, dated as of February 27, 2023.
99.1	Press Release, dated February 28, 2023
104	Cover Page Interactive Data File
†	Certain confidential information (indicated by brackets and asterisks) has been omitted from this exhibit because it is both (i) not material and (ii) the type of information that the registrant treats as private or confidential.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2023	The Beauty Health Company

	By:	/s/ Liyuan Woo
	Name:	Liyuan Woo
	Title:	Chief Financial Officer